Commitments and Contingencies	6 Months Ended
Jun. 30, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Commitments and Contingencies

a.	Vessels Under Construction
As at June 30, 2017, the Company was committed to the construction of eight LNG carriers, two long-haul towage vessels, three shuttle tankers, one FSO conversion and one FPSO upgrade for a total cost of approximately $2.8 billion, including capitalized interest and other miscellaneous construction costs. Vessels in which the Company holds an interest through non-consolidated joint ventures are excluded from the above amounts and are described in Note 9b. Two LNG carriers are scheduled for delivery in late-2017, four LNG carriers are scheduled for delivery in 2018 and two LNG carriers are scheduled for delivery in 2019. Two long-distance towing and offshore installation vessels are scheduled for delivery during late-2017 and early-2018, three shuttle tankers are expected to be delivered in late-2017 through early-2018, the one FSO conversion is scheduled to commence operations in the fourth quarter of 2017 and the one FPSO upgrade is scheduled to commence operations in early-2018. As at June 30, 2017, payments made towards these commitments totaled $1.1 billion. As at June 30, 2017, the remaining payments required to be made under these newbuilding and conversion capital commitments were $853.8 million (remainder of 2017), $632.9 million (2018), and $249.1 million (2019).

b.	Joint Ventures

Teekay LNG’s share of commitments to fund newbuilding and other construction contract costs of its equity-accounted joint ventures as at June 30, 2017 are as follows:

	Total	Remainder of 2017	2018	2019	2020
	$	$	$	$	$
Equity-accounted joint ventures (i)	1,316,080	248,879	563,618	305,833	197,750

(i)
The commitment amounts relating to Teekay LNG’s share of costs for newbuilding and other construction contracts in Teekay LNG’s equity-accounted joint ventures are based on Teekay LNG’s ownership percentage in each respective joint venture as of June 30, 2017. These commitments are described in more detail in Note 15 of the Company’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year-ended December 31, 2016. As of June 30, 2017, based on the Teekay LNG's ownership percentage in each respective joint venture, Teekay LNG's equity-accounted joint ventures have secured $384.0 million of financing related to the remaining commitments included in the table above.

In October 2014, Teekay Offshore sold a 1995-built shuttle tanker, the Navion Norvegia, to a 50/50 joint venture of Teekay Offshore and Odebrecht Oil and Gas S.A. (or OOG) on behalf of its field license partners. The vessel was converted into a new FPSO for the Libra field located in the Santos Basin offshore Brazil. The conversion project has been completed at Sembcorp Marine’s Jurong Shipyard in Singapore and the FPSO unit is scheduled to commence operations in the third quarter of 2017 under a 12-year fixed-rate contract with a consortium led by Petroleo Brasileiro SA (or Petrobras). The FPSO conversion is expected to cost approximately $1.0 billion. As at June 30, 2017, payments made by the joint venture towards these commitments totaled $881.4 million and the remaining payments required to be made by the joint venture are $123.2 million (2017). The joint venture secured a long-term debt facility in 2015 providing total borrowings of up to $804.0 million for the FPSO conversion, of which $90.1 million was undrawn as at June 30, 2017.

c.	Liquidity
Management is required to assess if the Company will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its financial statements. The Company had a consolidated net loss of $113.8 million and consolidated cash flows from operating activities of $281.7 million during the six months ended June 30, 2017, and ended the second quarter of 2017 with a working capital deficit of $895.6 million. This working capital deficit is driven primarily from scheduled maturities in the next 12 months and repayments of outstanding consolidated debt of approximately $1.3 billion, which were classified as current liabilities as at June 30, 2017. In addition to these obligations, the Company also anticipates that Teekay LNG and Teekay Offshore will be required to make payments related to commitments to fund vessels under construction or undergoing conversions/upgrades (see Notes 9a and 9b).
Based on these factors, over the one-year period following the issuance of its unaudited consolidated financial statements, the Company’s consolidated subsidiaries Teekay Tankers, Teekay LNG and Teekay Offshore will need to obtain additional sources of financing, in addition to amounts generated from operations, to meet the minimum liquidity requirements under the financial covenants related to these subsidiaries. These anticipated sources of financing include: refinancing and increasing amounts available under various loan facilities of Teekay Tankers, Teekay LNG and Teekay Offshore; negotiating new secured debt financings related to vessels under construction or other unencumbered operating vessels for Teekay LNG and Teekay Offshore; raising additional capital through equity and bond issuances; and negotiating extensions or redeployments of existing assets. Teekay Offshore recently announced a strategic partnership to strengthen Teekay Offshore's capital structure and to finance unfunded capital expenditures (see note 16b). Teekay Tankers recently announced a proposed merger with TIL which, upon completion, is expected to increase Teekay Tankers' liquidity. The success of these initiatives of the Daughter Companies may impact the liquidity of Teekay Parent as a result of certain guarantees provided by Teekay Parent and through the payment of dividends/distributions by the Daughter Companies to Teekay Parent.
The Company is actively pursuing the alternatives described above, which it considers probable of completion based on the Company’s history of being able to complete equity and bond issuances, refinance similar loan facilities and to obtain new debt financing for its vessels under construction, as well as the progress it has made on the financing process to date. The Company is in various stages of completion on these matters.
Based on the Company’s liquidity at the date these unaudited consolidated financial statements were issued, the liquidity it expects to generate from operations over the following year, and by incorporating the Company’s plans to raise additional liquidity that it considers probable of completion, the Company estimates that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these unaudited consolidated financial statements.

d.	Legal Proceedings and Claims

The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, other than with respect to the items noted below, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers.
Cancellation of two UMS newbuilding contracts
In August 2014, Teekay Offshore acquired 100% of the outstanding shares of Logitel Offshore Holding AS (or Logitel), a Norway-based company focused on high-end UMS. As part of this transaction, Teekay Offshore assumed three UMS newbuilding contracts ordered from the COSCO (Nantong) Shipyard (or COSCO) in China. Teekay Offshore took delivery of one of the UMS newbuildings, the Arendal Spirit, in February 2015.
In June 2016, Teekay Offshore canceled the UMS construction contracts for the two remaining UMS newbuildings, the Stavanger Spirit and Nantong Spirit. As a result of this cancellation during the second quarter of 2016, Teekay Offshore wrote-off $43.7 million of the assets related to these newbuildings and reversed contingent liabilities of $14.5 million associated with the delivery of these assets. The estimate of potential damages for the cancellation of the Stavanger Spirit newbuilding contract is based on the amount due for the final yard installment of approximately $170 million less the estimated fair value of the Stavanger Spirit. Given the unique design of the vessel as well as the lack of recent sale and purchase transactions for this type of asset, the value of this vessel, and thus ultimately the amount of potential damages that may result from the cancellation, is uncertain. Pursuant to the Stavanger Spirit newbuilding contract and related agreements, COSCO only has recourse to the single-purpose subsidiary that is a party to the Stavanger Spirit newbuilding contract and its immediate parent company, Logitel Offshore Pte. Ltd., for damages incurred.
The estimate of potential damages for the cancellation of the Nantong Spirit newbuilding contract is based upon estimates of a number of factors, including accumulated costs incurred by COSCO, sub-supplier contract cancellation costs, as well as how such costs are treated under the termination provisions in the contract. Teekay Offshore estimates that the amount of potential damages related to the cancellation of the Nantong Spirit contract could range between $10 million and $40 million. Pursuant to the Nantong Spirit newbuilding contract, COSCO only has recourse to the single-purpose subsidiary that is a party to the Nantong Spirit newbuilding contract. During June 2017, Logitel Offshore Rig III LLC, the single purpose subsidiary related to the Nantong Spirit, received a claim from COSCO for $51.9 million for the unpaid balance for work completed, cancellation costs and damages. Logitel Offshore Rig III LLC is disputing this claim.
During September 2016, Sevan Marine ASA (or Sevan) commenced an action against Logitel in the Oslo District Court. The action relates to the agreements between Sevan and CeFront Technology AS (or CeFront), related to the 2013 transfer by Sevan to Logitel Offshore Pte. Ltd. or its wholly-owned subsidiaries (collectively, Logitel Offshore) of two hulls to be converted into UMS, including the $60 million bond loan (of which $41 million was a vendor credit and $19 million was a cash loan, and of which $50 million remains outstanding) granted by a Sevan affiliate to Logitel (or the 2013 Transaction). The action also relates to agreements between Sevan and Teekay Offshore entered into in connection with Teekay Offshore's acquisition of Logitel from CeFront in 2014 (or the 2014 Transaction). Sevan has claimed that the $60 million bond loan to Logitel contravened certain provisions of the Norwegian corporate law and that, Sevan is entitled to the remaining payment of $50 million plus interest set at the court’s discretion. Logitel is disputing these claims. Sevan only has recourse to Logitel Offshore for these claims. In addition, Sevan has presented Logitel Offshore with a formal notice of claim and request for arbitration seeking $10 million for license and services fees, which Sevan claims is payable in connection with the delivery of the Arendal Spirit UMS, for which liability may arise with subsidiaries of Teekay Offshore. The parties have convened an arbitration tribunal in Oslo and Sevan has served submissions of claim. The claim has been fixed for trial in late-August 2017.
In addition, in September 2016, CeFront commenced an action against subsidiaries of Teekay Offshore in the Oslo District Court, claiming that $3.8 million is due under a management agreement as at June 30, 2017. CeFront also claims that $3.3 million is due for the earn-out provisions of the contracts related to the Arendal Spirit and $20.2 million is due or will become due related to the earn-out provisions of the contracts for the Stavanger Spirit and Nantong Spirit. Teekay Offshore is defending these claims based on its interpretation of the agreement. Teekay Offshore is uncertain as to the ultimate resolution of these claims.
As at June 30, 2017, Teekay Offshore's subsidiaries have accrued $69.3 million in the aggregate related to the above claims and potential claims related to Logitel from Sevan, COSCO and CeFront.

Piranema Spirit FPSO Contract

In March 2016, Petrobras claimed that Teekay Offshore’s November 2011 cessation of paying certain agency fees with respect to the Piranema Spirit FPSO unit’s charter contract should have resulted in a corresponding 2% rate reduction on the FPSO contract with Petrobras. Teekay Offshore has estimated the maximum amount of the claim at $10.9 million. As at June 30, 2017, Teekay Offshore had accrued $9.6 million ($5.4 million as at December 31, 2016) calculated from the potential return of 2% of the charter hire previously paid by Petrobras to Teekay Offshore on the charter contract for the period from October 2007 up to June 30, 2017. The remaining $1.3 million will be accrued as a 2% reduction of future charter hire to the end of the firm period of the FPSO contract with Petrobras.
Petrojarl Knarr FPSO
In October 2016, Teekay Offshore received a claim from Royal Dutch Shell Plc (or Shell) for liquidated damages of $23.6 million based on Shell's allegation that the Petrojarl Knarr FPSO did not meet the conditions for achieving the completion milestone on time. Shell is also claiming that the inability of Teekay Offshore to meet the completion milestone date within the specified grace period has in effect resulted in a 20% reduction in the price Shell may purchase the Petrojarl Knarr FPSO from Teekay Offshore pursuant to a purchase option agreement. In the counterclaim, Teekay Offshore has alleged that Offshore Completion was achieved after the milestone but within the grace period and that Shell had caused delays due to certain defaults in Shell’s specifications, as well as other events. It is Teekay Offshore’s position that, due to delays caused by Shell, Teekay Offshore is entitled to the daily lease rate for the unit for a period of time prior to when Shell actually started paying such rate and that Shell is not entitled to a reduction in the purchase option price. The duration of the period that Teekay Offshore claims to be entitled to receive additional daily lease payments is in dispute. However, Teekay Offshore expects that the amount of its claim relating to the counterclaim will exceed Shell's claim for liquidated damages. Nevertheless, uncertainty exists as to the resolution of the claims, for which Teekay Offshore has commenced commercial negotiations with Shell and an estimate of the possible net loss or range of net loss cannot be made at this time. As of June 30, 2017, Teekay Offshore had not accrued for any potential liability relating to these claims.
Arendal Spirit UMS
In early-November 2016, the Arendal Spirit UMS experienced an operational incident relating to its dynamic positioning system. As a result of this operational incident, and a gangway incident that occurred in April 2016, the charterer, Petroleo Netherlands B.V., initiated an operational review and suspended its charter hire payments beginning in November 2016. Teekay Offshore has completed an investigation to identify the cause of such incidents and implemented corrective actions. Nevertheless, in late-April 2017, Petroleo Netherlands B.V. notified Logitel Offshore Norway AS, a subsidiary of Teekay Offshore, that Petroleo Netherlands B.V. was terminating the charter contract for the Arendal Spirit UMS and would not pay the charter hire payments from November 2016. Teekay Offshore has disputed the grounds for termination and is reviewing its legal options, including the initiation of a claim for unpaid standby fees and damages for wrongful termination of the time-charter contract. The unit is currently being demobilized after which it will proceed into lay-up.

Towage of the Ocean Winner

In February 2017, Teekay Offshore received a notice from Transocean Offshore International Ventures Limited (or Transocean) that it intends to file a claim against Teekay Offshore arising from the towage of the Transocean Winner oil rig by one of Teekay Offshore's towage vessels, the ALP Forward. Transocean intends to file a claim to recover losses it claims to have incurred relating to the grounding of the Transocean Winner in August 2016, including the costs associated with the salvage and replacement tow and other costs payable by Transocean as a result of this incident. Teekay Offshore intends to dispute these claims, and also believes that any such claims would be covered by insurance. As of June 30, 2017, Teekay Offshore had not accrued for any potential liability relating to these claims. An estimate of the possible loss or range of loss cannot be made at this time.

Damen Shipyard Group

In December 2014, Teekay Offshore acquired the Petrojarl I FPSO unit from Teekay Corporation for $57 million. The Petrojarl I is undergoing upgrades at the Damen Shipyard Group’s DSR Schiedam Shipyard (or Damen) in the Netherlands with an estimated total cost of approximately $380 million, which includes the cost of acquiring the Petrojarl I. The FPSO is expected to commence operations in early-2018 under a five-year charter contract with Queiroz Galvão Exploração e Produção SA (or QGEP). As at June 30, 2017, payments made towards these commitments, including the acquisition of the Petrojarl I FPSO unit from Teekay Corporation, totaled $285.7 million and the remaining costs are estimated to be approximately $94.3 million (remainder of 2017). Teekay Offshore has financed $171.2 million of the Pertrojarl I FPSO upgrade cost through a fully-drawn long-term loan. Due to project delays in the delivery of the unit resulting from shipyard delays, an increased scope of work relating to field-specific requirements and the age of the unit, in July 2017, Teekay Offshore agreed with QGEP to a revised delivery date of late-2017, revised charter acceptance date of early-2018 and other amendments to the terms of the charter agreement. Teekay Offshore is currently in discussions with Damen as to the timing of delivery. The lenders agreed to extend the availability date of the loan for several successive periods up to September 15, 2017, as the loan was subject to a mandatory prepayment provision, initially in early October 2016, if the unit was not accepted at that time by QGEP. These interim extensions provide additional time for Teekay Offshore to negotiate a revised schedule for the delivery of the unit with both the charterer and the shipyard and thereafter, amend the loan facility to reflect the revised delivery schedule. As at June 30, 2017 and December 31, 2016, Teekay Offshore had $60 million held in escrow to fund the final upgrade costs. This amount is presented in restricted cash on the unaudited consolidated balance sheet.

Gina Krog FSO unit

In May 2013, Teekay Offshore entered into an agreement with Statoil ASA (or Statoil), on behalf of the field license partners, to provide an FSO unit for the Gina Krog oil and gas field located in the North Sea (see Note 9a). The contract will be serviced by a new FSO unit that was converted from the Randgrid shuttle tanker, which Teekay Offshore purchased in August 2015 from a 67%-owned subsidiary. The FSO conversion project is expected to cost approximately $358 million, including amounts reimbursable upon delivery of the unit relating to installation and mobilization. As at June 30, 2017, payments made towards this commitment totaled $293.7 million and the remaining payments required to be made are approximately $64.1 million (remainder of 2017). The FSO unit is due to commence operations in the fourth quarter of 2017 under a three-year time-charter contract to Statoil, which includes 12 additional one-year extension options. In December 2015, Teekay Offshore secured a long-term debt facility providing total borrowings up to $230 million to finance the conversion project, of which $7.4 million was undrawn as at June 30, 2017. Teekay Offshore has disputed several variation orders received from Sembcorp Marine Ltd., the shipyard which completed the conversion of the FSO unit. Teekay Offshore estimates that its exposure ranges from $nil and $20.0 million; however, as at June 30, 2017, Teekay Offshore has not accrued for any potential liability related to these disputes given Teekay Offshore's interpretation of the yard contract and the quantum of counter-claims Teekay Offshore considers available to it.

Class Action Complaint

Following the Company’s announcement in December 2015 that Teekay's Board of Directors had reduced the Company’s quarterly dividend to $0.055 per share, down from a dividend of $0.55 per share in the fourth quarter of 2015 dividend payable in February 2016 and the subsequent decline of the price of the Company’s common stock, a class action complaint was filed on March 1, 2016 in the U.S. District Court for the District of Connecticut against the Company and certain of its officers. As a result of the Company's motion to transfer the action, the case was transferred to the U.S. District Court for the Western District of Washington on November 18, 2016. The lead plaintiff in the action filed an Amended Class Action Complaint on January 13, 2017. The Amended Complaint includes claims that the Company and certain of its officers violated Section 10(b) of the U.S. Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder. The Amended Complaint alleges that the Company and certain of its officers violated U.S. federal securities laws by making materially false and misleading statements regarding the Company’s ability and intention to increase its future dividends beyond the initial dividend increase to $0.55 per share that the Company announced in September 2014 and first declared in the second quarter of 2015, thereby artificially inflating the price of its common stock. The lead plaintiff is seeking unspecified monetary damages, including reasonable costs and expenses incurred in this action. The Company is vigorously defending against the claims. The Company filed a motion to dismiss the Amended Complaint on March 14, 2017. The lead plaintiff filed an opposition to the Company's motion to dismiss on May 16, 2017 and the Company filed a reply in support of motion to dismiss the Amended Class Action Complaint on June 14, 2017. The Company expects a ruling within six months from the filing of the reply brief. Both sides have requested oral argument at the discretion of the judge. If the Court schedules a hearing, the Company expects the hearing to take place in the third quarter of 2017. Based on the current stage of this action and the Company's evaluation of the facts available at this time, the amount or range of reasonably possible losses to which the Company is exposed cannot be estimated and the ultimate resolution of this matter and the associated financial impact to the Company, if any, remains uncertain at this time. The Company maintains a Directors and Officers insurance policy that provides a fixed amount of coverage for such claims, subject to coverage defenses, and a deductible to be paid by the Company.

Teekay Nakilat Capital Lease

Teekay LNG owns a 70% interest in Teekay Nakilat Corporation (or Teekay Nakilat Joint Venture) that was the lessee under three separate 30-year capital lease arrangements with a third party for the three LNG carriers (or the RasGas II LNG Carriers). Under the terms of the leasing arrangements in respect of the RasGas II LNG Carriers, the lessor claimed tax depreciation on the capital expenditures it incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks were assumed by the lessee, in this case the Teekay Nakilat Joint Venture. Lease payments under the lease arrangements were based on certain tax and financial assumptions at the commencement of the leases and subsequently adjusted to maintain its agreed after-tax margin. On December 22, 2014, the Teekay Nakilat Joint Venture terminated the leasing arrangements of the RasGas II LNG Carriers. However, the Teekay Nakilat Joint Venture remains obligated to the lessor to maintain the lessor’s agreed after-tax margin from the commencement of the lease to the lease termination date and placed $6.8 million on deposit with the lessor as security against any future claims, which deposit is recorded as part of restricted cash - non-current in the Company's unaudited consolidated balance sheets.

The UK taxing authority (or HMRC) has been challenging the use of similar lease structures in the UK courts. One of those challenges was eventually decided in favor of HMRC (Lloyds Bank Equipment Leasing No. 1 or LEL1), with the lessor and lessee choosing not to appeal the decision further. The LEL 1 tax case concluded that capital allowances were not available to the lessor.  On the basis of this conclusion, HMRC is now asking lessees on other leases, including the Teekay Nakilat Joint Venture, to accept that capital allowances are not available to their lessor. The Teekay Nakilat Joint Venture does not accept this contention and has informed HMRC of this position. It is not known at this time whether the Teekay Nakilat Joint Venture would eventually prevail in court. If the former lessor of the RasGas II LNG Carriers were to lose on a similar claim from HMRC, Teekay LNG’s 70% share of the potential exposure is estimated to be approximately $42 million. Such estimate is primarily based on information received from the lessor.

e.	Redeemable Non-Controlling Interest
In July 2015, Teekay Offshore issued 10.4 million of its 8.60% Series C Cumulative Convertible Perpetual Preferred Units (or Series C Preferred Units) in a private placement for net proceeds of approximately $249.8 million. The terms of the Series C Preferred Units provided that at any time after the 18-month anniversary of the closing date, at the election of each holder, the Series C Preferred Units could be converted on a one-for-one basis into common units of Teekay Offshore. In addition, if after the three-year anniversary of the closing date, the volume weighted average price of the common units exceeded $35.925, Teekay Offshore had the option to convert the Series C Preferred Units into common units. Distributions on the Series C Preferred Units were cumulative from the date of original issue and are payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. The Series C Preferred Units could be redeemed in cash if a change of control occurred in Teekay Offshore.
In June 2016, Teekay Offshore and the unitholders of the Series C Preferred Units exchanged approximately 1.9 million of the Series C Preferred Units for approximately 8.3 million common units of Teekay Offshore. The number of common units issued consists of the approximately 1.9 million common units that would have been issuable under the original conversion terms of the Series C Preferred Units plus an additional approximately 6.4 million common units to induce the exchange. The value of the additional 6.4 million common units on the date of conversion was approximately $37.7 million, of which $26.7 million has been charged to non-controlling interest and $11.0 million has been charged to retained earnings on the Company's unaudited consolidated balance sheet.
In June 2016, Teekay Offshore and the unitholders of the Series C Preferred Units also exchanged the remaining approximately 8.5 million Series C Preferred Units for approximately 8.5 million Series C-1 Preferred Units. The terms of the Series C-1 Preferred Units are equivalent to the terms of the Series C Preferred Units, with the exception that at any time after the 18-month anniversary of the original Series C Preferred Units closing date, at the election of each holder, each Series C-1 Preferred Unit is convertible into 1.474 common units of Teekay Offshore. In addition, if a unitholder of the Series C-1 Preferred Units elects to convert their Series C-1 Preferred Units into common units of Teekay Offshore, Teekay Offshore now has the option to redeem these Series C-1 Preferred Units for cash based on the closing market price of the common units of Teekay Offshore instead of issuing common units. Furthermore, if after the three-year anniversary of the closing date, the volume weighted average price of the common units exceeds 150% of $16.25 per unit, Teekay Offshore has the option to convert the Series C-1 Preferred Units into common units. In addition, unlike the Series C Preferred Units, for which distributions were to be paid in cash, quarterly distributions on the Series C-1 Preferred Units for the eight consecutive quarters ending March 31, 2018 may be paid in Teekay Offshore's sole discretion, in cash, common units (at a discount of 2% to the 10-trading day volume weighted average price ending on the distribution declaration date) or a combination of cash and common units (at the same discount), and thereafter, the distributions will be paid in cash. Consistent with the terms of the Series C Preferred Units, the Series C-1 Preferred Units may be redeemed in cash if a change of control occurs in Teekay Offshore. As a result, the Series C-1 Preferred Units are included on the Company’s unaudited consolidated balance sheet as part of temporary equity which is above the equity section but below the liabilities section. The exchange of the Series C Preferred Units for Series C-1 Preferred Units has been accounted for as an extinguishment of the Series C Preferred Units and the issuance of the Series C-1 Preferred Units. As a result, the excess of the carrying value of the Series C Preferred Units over the fair value of the Series C-1 Preferred Units was approximately $20.6 million, of which $14.6 million was accounted for as an increase to non-controlling interest and $6.0 million as an increase to retained earnings on the Company's unaudited consolidated balance sheet.
In June 2016, Teekay Offshore issued 4.0 million of its 10.50% Series D Cumulative Convertible Perpetual Preferred Units (or Series D Preferred Units), of which 1,040,000 of the Series D Preferred Units were purchased by Teekay. Teekay Offshore pays to holders of the Series D Preferred Units a cumulative, quarterly cash distribution in arrears at an annual rate of 10.5%. However, Teekay Offshore may elect, in its sole discretion, to pay the quarterly distributions for the first eight consecutive quarters following issuance in cash, common units (at a discount of 4% to the 10-trading day volume weighted average price ending on the distribution declaration date) or a combination of cash and common units (at the same discount), and thereafter the distributions will be paid in cash. The Series D Preferred Units have no mandatory redemption date, but they are redeemable at Teekay Offshore's option after June 29, 2021 for a 10% premium to the liquidation value and for a 5% premium to the liquidation value any time after June 29, 2022. The Series D Preferred Units are exchangeable into common units of Teekay Offshore at the option of the holder at any time after June 29, 2021, based on the 10-trading day volume weighted average price at the time of the notice of exchange or $4.00. A change of control event involving the purchase of at least 90% of the common units or a change in ownership of the general partner of Teekay Offshore by 50% or more would result in the Series D Preferred Units being redeemable for cash. As a result, the Series D Preferred Units, net of Teekay's units, are included on the Company’s unaudited consolidated balance sheet as part of temporary equity which is above the equity section but below the liabilities section.
In June 2016, in connection with the completion of Teekay Offshore’s financing initiatives, Teekay Offshore agreed that, until Teekay Offshore repays amounts outstanding under its NOK bonds maturing 2018, it will only pay distributions to holders of Series C-1 Preferred Units and Series D Preferred Units in common units, except that, at any time with respect of the Series C-1 Preferred Units, and at any time after June 29, 2018 with respect to the Series D Preferred Units, Teekay Offshore may pay distributions to holders of Series C-1 Preferred Units and Series D Preferred Units, respectively, in cash, upon condition that the amount of such cash distributions are matched or exceeded by the proceeds of additional equity raised by us in advance of, or within six months following, payment of the cash distributions.

f.	Other
The Company enters into indemnification agreements with certain officers and directors. In addition, the Company enters into other indemnification agreements in the ordinary course of business. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains what it believes is appropriate liability insurance that reduces its exposure and enables the Company to recover future amounts paid up to the maximum amount of the insurance coverage, less any deductible amounts pursuant to the terms of the respective policies, the amounts of which are not considered material.